Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Long/Short Credit Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated August 23, 2019
to the Prospectus dated January 28, 2019, as supplemented June 11, 2019 (the “Prospectus”)
and Statement of Additional Information (“SAI”) dated January 28, 2019

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of CrossingBridge Advisors, LLC (the “Adviser”), the investment adviser to the CrossingBridge Long/Short Credit Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on September 6, 2019 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, except for purchases made through an automatic investment program, effective as of the close of business on August 23, 2019, after which the Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Fund will no longer be investing according to its investment objective. However, any distributions declared to shareholders of the Fund after August 23, 2019 and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of August 23, 2019, you may continue to redeem your shares of the Fund until the Liquidation Date, as described under the section titled “How to Redeem Shares” in the Fund’s Prospectus. Shareholders of the Fund may elect to exchange their shares into the same share class of the CrossingBridge Low Duration High Yield Fund (together with the Fund, the “CrossingBridge Funds”), subject to meeting the minimum investment amount requirement, as described in the Fund’s Prospectus, as supplemented below.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 888-898-2780.

To facilitate exchanges between the CrossingBridge Funds, the disclosure in the Prospectus in the section titled “Shareholder Information” beginning on page 36 is hereby amended to include the following:

Exchanging Shares

You may exchange all or a portion of your investment from one CrossingBridge Fund to the same share class of another CrossingBridge Fund in an identically registered account. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. A $5 fee will be applied to all exchanges of Fund shares requested by telephone.

Call the Fund (toll-free) at 888-898-2780 to learn more about exchanges.

Please retain this Supplement with your Prospectus and SAI for reference.